UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 20, 2021

MEDMEN ENTERPRISES INC
(Exact Name of Registrant as Specified in Its Charter)

British Columbia

(State or Other Jurisdiction of Incorporation)

000-56199	98-1431779
(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA	90232
(Address of Principal Executive Offices)	(Zip Code)

(424) 330-2082

(Registrant’s Telephone Number, Including Area Code)

___________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K filed by MedMen Enterprises Inc. (the “Company”) with the Securities and Exchange Commission on March 3, 2021 (the “Original 8-K”) solely to correct certain information reported under Item 3.02 All other information and Items contained in the Original 8-K remain unchanged.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information regarding the Side Letter, including the issuance of the Warrants, as set forth in Item 1.01 of the Original 8-K is incorporated by reference in this Item 3.02.

From January 20, 2021 through February 26, 2021, the Company issued an aggregate of 7,748,712 Subordinate Voting Shares with a weighted average issuance price per share based on CAD$0.4177 in connection with vendor settlements and settlement of outstanding obligations.

On January 29, 2021, in connection with its $10.0 million unsecured convertible debenture facility dated September 16, 2020, the Company closed on a fifth tranche of $1,000,000 with a conversion price of $0.16 per Subordinate Voting Share. In connection with the fifth tranche, the Company issued 3,355,000 warrants with an exercise price of $0.19 per share.

On February 19, 2021, the Company issued an aggregate of 674,589 Subordinate Voting Shares to its non-employee directors based on an issuance price per share of CAD$0.65 as quarterly compensation for service on the Board of Directors.

On March 4, 2021, the Company issued 2,178,863 Subordinate Voting Shares based on an issuance price per share of CAD$0.4650 in connection with a vendor settlement.

The securities referenced in this Item 3.02 were issued and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder. Each of the recipients represented to the Company, among other things, that it is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The offer and sale of such securities and securities issuable upon exercise thereof, as applicable, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDMEN ENTERPRISES INC

Date: March 9, 2021	By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Chief Financial Officer

3